Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents
4.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents are comprised of:

	December 31, 2012	December 31, 2011
Russian ruble bank accounts	174,599	116,949
USD bank accounts	82,659	432,624
Euro bank accounts	14,439	52,524
Bank accounts in other currencies	12,350	23,194
Other	10,911	17,357

Total cash and cash equivalents	294,958	642,648

As of December 31, 2012, short-term deposits with an original maturity of less than 90 days in the amounts of $107,004 and $107 were included in Russian ruble bank accounts and Bank accounts in other currencies, respectively.

As of December 31, 2011, short-term deposits with an original maturity of less than 90 days in the amounts of $249,986, $95,176 and $251 were included in USD bank accounts, Russian ruble bank accounts and Bank accounts in other currencies, respectively.